Exhibit 10.3

EXECUTION VERSION

COMMITMENT INCREASE SUPPLEMENT TO CREDIT AGREEMENT

This Commitment Increase Supplement to Credit Agreement, dated as of April 1, 2020 (this “Supplement”), is entered into by and among BECTON, DICKINSON AND COMPANY, a New Jersey corporation (the “Borrower”), CITIBANK, N.A., as Administrative Agent, each Issuing Bank and the Increasing Lenders signatory hereto, and supplements that certain Credit Agreement, dated as of May 12, 2017 (as amended by that certain First Amendment to Credit Agreement, dated as of December 6, 2017, that certain Second Amendment to Credit Agreement, dated as of December 18, 2018, and as further amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, as supplemented by this Supplement and as further amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Borrower, the banks and issuers of letters of credit party thereto and the Administrative Agent.  Terms used but not defined herein shall have the respective meanings ascribed thereto in the Existing Credit Agreement.

In accordance with Section 2.17 of the Credit Agreement, the Borrower has requested (pursuant to a notice provided by it to the Administrative Agent), and the Lenders party hereto (each an “Increasing Lender”) are willing to provide, an increase in the Revolving Credit Commitments in an aggregate principal amount equal to $381,120,000 (the “Commitment Increase”) on the terms and conditions set forth herein and in the Existing Credit Agreement.

In consideration of the foregoing, the parties hereto hereby agree as follows:

ARTICLE I.          Increase in the Revolving Credit Commitments.

1.1            Subject to the occurrence of the Increase Effective Date (as defined in Article III below), each Increasing Lender hereby agrees, on a several and not joint basis, to make a portion of the Commitment Increase available to the Borrower in the principal amount set forth opposite such Increasing Lender’s name under the column headed “Commitment Increase” on Schedule I hereto.

1.2          On and following the Increase Effective Date, pursuant to Section 2.17 of the Credit Agreement, the Commitment Increase shall (a) constitute a “Commitment Increase” as defined in the Credit Agreement, (b) be added to (and constitute part of) the Revolving Credit Commitments for all purposes under the Credit Agreement and the other Loan Documents, and (c) shall be subject to all the terms and conditions applicable to the Revolving Credit Commitments as set forth in the Credit Agreement. As of the Increase Effective Date upon giving effect to the Commitment Increase, the Commitments of all the Lenders (including each Increasing Lender) are as set forth on Schedule I hereto.

1.3            In accordance with (a) Section 2.17(c) of the Credit Agreement, each Increasing Lender shall, on the Increase Effective Date before 2:00 P.M. (New York City time) purchase at par such of the then outstanding Advances of other Lenders as the Administrative Agent shall determine may be necessary for each Lender (including each Increasing Lender) to hold its Ratable Share of all the Advances, and (b) Section 2.03(c) of the Credit Agreement, the participation of each Lender (including each Increasing Lender) in each then outstanding Letter of Credit shall be adjusted as shall be necessary for each Lender (including each Increasing Lender) to hold its Ratable Share of the Available Amount of each such Letter of Credit, in each case after giving effect to the Commitment Increase on the Increase Effective Date.

1.4           In accordance with Section 2.17(b) of the Credit Agreement, each Issuing Bank hereby approves the Commitment Increase of each Increasing Lender.

ARTICLE II.  Representations.  The Borrower makes the representations and warranties in Article IV of the Existing Credit Agreement and confirms that such representations and warranties are true and correct (a) in the case of the representations and warranties qualified as to materiality, in all respects and (b) otherwise, in all material respects, in each case on and as of the date hereof, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty was true and correct on and as of such prior date.  Additionally, the Borrower represents and warrants that immediately before and after giving effect to this Supplement on the date hereof, no Default or Event of Default has occurred and is continuing.

ARTICLE III.  Conditions to Effectiveness.  This Supplement shall become effective as of the date on which the following conditions shall have been satisfied (the “Increase Effective Date”):

(a)          The Administrative Agent (or its counsel) shall have received on or before the date hereof (each in form and substance reasonably satisfactory to the Administrative Agent):

(i)	counterparts of this Supplement duly executed on behalf of the Borrower, the Administrative Agent, each Issuing Bank and each Increasing Lender;

(ii)	certified copies of resolutions of the Board of Directors of the Borrower or the executive committee of such Board approving the Commitment Increase and this Supplement; and

(iii)	an opinion of counsel for the Borrower (which may be in‑house counsel).

(b)             Each of the conditions set forth in Section 3.02 of the Existing Credit Agreement shall have been satisfied.

(c)           The Borrower shall have paid (i) to the Administrative Agent for the account of each Increasing Lender, a commitment fee (in an amount separately agreed by the Borrower and the Administrative Agent) in respect of the Commitment Increase of such Increasing Lender and (ii) all invoiced expenses of the Administrative Agent due under Section 8.04 of the Credit Agreement (including with respect to this Supplement).

ARTICLE IV. Amendment.  As of the Increase Effective Date (or such later date on which Lenders which, when taken together with Lenders party hereto, constitute the Majority Lenders have also provided their consent thereto), Section 2.17(a) of the Existing Credit Agreement shall be amended by deleting the words: “but in any event not more than one time a year”.

ARTICLE V.  Miscellaneous.

5.1           On and after the date hereof, references to the Credit Agreement in the Credit Agreement or in any other Loan Document shall be deemed to be references to the Credit Agreement as supplemented hereby and as further amended, restated, modified or supplemented from time to time.  This Supplement shall constitute a Loan Document.

5.2           Except as expressly amended hereby, the Borrower agrees that the Credit Agreement and the other Loan Documents are ratified and confirmed and shall remain in full force and effect in accordance with their terms and that they are not aware of any set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. Except as expressly set forth herein, the execution, delivery and effectiveness of this Supplement shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.  Nothing herein shall be deemed to entitle the Borrower to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

5.3           This Supplement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Supplement by signing any such counterpart.  Delivery of an executed counterpart of a signature page of this Supplement by telecopy or electronic mail message shall be effective as delivery of a manually executed counterpart of this Supplement.

5.4            This Supplement shall be construed in accordance with and governed by the law of the State of New York.

5.5          Any provision in this Supplement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Supplement are declared to be severable.

5.6        EACH OF THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY.

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IN WITNESS WHEREOF, the parties hereto have executed this Supplement as of the date first above written.

BECTON, DICKINSON AND COMPANY, as Borrower

By:	/s/ John E. Gallagher

	Name:	John E. Gallagher
	Title:	SVP & CFO, Medical Segment and Treasurer

[Signature Page to Commitment Increase Supplement to Credit Agreement]

CITIBANK, N.A., as Administrative Agent, as an Issuing Bank and as an Increasing Lender

By:	/s/ Richard Rivera

	Name:	Richard Rivera
	Title:	Vice President

[Signature Page to Commitment Increase Supplement to Credit Agreement]

BNP PARIBAS, as an Issuing Bank

By:	/s/ John T. Bosco

	Name:	John T. Bosco
	Title:	Managing Director

[Signature Page to Commitment Increase Supplement to Credit Agreement]

BNP PARIBAS, as an Increasing Lender

By:	/s/ John T. Bosco

	Name:	John T. Bosco
	Title:	Managing Director

By:	/s/ Michael Pearce

	Name:	Michael Pearce
	Title:	Managing Director

[Signature Page to Commitment Increase Supplement to Credit Agreement]

JPMORGAN CHASE BANK, N.A., as an Issuing Bank and as an Increasing Lender

By:	/s/ Gregory T. Martin

	Name:	Gregory T. Martin
	Title:	Managing Director

[Signature Page to Commitment Increase Supplement to Credit Agreement]

MUFG BANK, LTD., as an Issuing Bank

By: /s/ David Meisner

Name:	David Meisner
Title:	Vice President

[Signature Page to Commitment Increase Supplement to Credit Agreement]

MUFG BANK, as an Increasing Lender

By:	/s/ David Meisner

	Name:	David Meisner
	Title:	Vice President

[Signature Page to Commitment Increase Supplement to Credit Agreement]

BARCLAYS BANK PLC, as an Increasing Lender

By:	/s/ Ronnie Glenn

	Name:	Ronnie Glenn
	Title:	Director

[Signature Page to Commitment Increase Supplement to Credit Agreement]

MORGAN STANLEY BANK, N.A., as an Increasing Lender

By:	/s/ Julie Lilienfeld

	Name:	Julie Lilienfeld
	Title:	Authorized Signatory

[Signature Page to Commitment Increase Supplement to Credit Agreement]

GOLDMAN SACHS BANK, USA., as an Increasing Lender

By:
/s/ Annie Carr
	Name:	Annie Carr
	Title:	Authorized Signatory